Exhibit 99.(A)

POWER OF ATTORNEY

WHEREAS, Context Capital Funds (the “Trust”), a Delaware statutory trust organized under the laws of the State of Delaware, periodically files proxy statements and amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW THEREFORE, the undersigned hereby constitutes and appoints David Bunstine his true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to any proxy statement, registration statement, or to any amendment thereto, filed with the Securities and Exchange Commission with respect to the shares of beneficial interest of the Trust and to any instrument or document filed as part of, as an exhibit to, or in connection with any such proxy statement, registration statement, or any amendment thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of February, 2016.

/s/ John N. Culbertson, Jr.
John N. Culbertson, Jr.
Trustee

STATE OF Pennsylvania	)
) ss:
COUNTY OF Montgomery	)

Before me, a Notary Public in and for said county and state, personally appeared John N. Culbertson, Jr., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 12 day of February, 2016.

/s/ Nerys A. Williams
Notary Public

My Commission Expires:	April 16, 2016

POWER OF ATTORNEY

WHEREAS, Context Capital Funds (the “Trust”), a Delaware statutory trust organized under the laws of the State of Delaware, periodically files proxy statements and amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW THEREFORE, the undersigned hereby constitutes and appoints David Bunstine his true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to any proxy statement, registration statement, or to any amendment thereto, filed with the Securities and Exchange Commission with respect to the shares of beneficial interest of the Trust and to any instrument or document filed as part of, as an exhibit to, or in connection with any such proxy statement, registration statement, or any amendment thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of February, 2016.

/s/ Stephen J. Kneeley
Stephen J. Kneeley
Trustee

STATE OF Pennsylvania	)
) ss:
COUNTY OF Montgomery	)

Before me, a Notary Public in and for said county and state, personally appeared Stephen J. Kneeley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 12th day of February, 2016.

/s/ Nerys A. Williams
Notary Public

My Commission Expires:	April 16, 2016

POWER OF ATTORNEY

WHEREAS, Context Capital Funds (the “Trust”), a Delaware statutory trust organized under the laws of the State of Delaware, periodically files proxy statements and amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW THEREFORE, the undersigned hereby constitutes and appoints David Bunstine his true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to any proxy statement, registration statement, or to any amendment thereto, filed with the Securities and Exchange Commission with respect to the shares of beneficial interest of the Trust and to any instrument or document filed as part of, as an exhibit to, or in connection with any such proxy statement, registration statement, or any amendment thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of February, 2016.

/s/ Alfred C. Salvato
Alfred C. Salvato
Trustee

STATE OF Pennsylvania	)
) ss:
COUNTY OF Montgomery	)

Before me, a Notary Public in and for said county and state, personally appeared Alfred C. Salvato, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 12th day of February, 2016.

/s/ Nerys A. Williams
Notary Public

My Commission Expires:	April 16, 2016

POWER OF ATTORNEY

WHEREAS, Context Capital Funds (the “Trust”), a Delaware statutory trust organized under the laws of the State of Delaware, periodically files proxy statements and amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW THEREFORE, the undersigned hereby constitutes and appoints David Bunstine his true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to any proxy statement, registration statement, or to any amendment thereto, filed with the Securities and Exchange Commission with respect to the shares of beneficial interest of the Trust and to any instrument or document filed as part of, as an exhibit to, or in connection with any such proxy statement, registration statement, or any amendment thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of February, 2016.

/s/ Paul D. Schaeffer
Paul D. Schaeffer
Trustee

STATE OF Pennsylvania	)
) ss:
COUNTY OF Montgomery	)

Before me, a Notary Public in and for said county and state, personally appeared Paul D. Schaeffer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 12th day of February, 2016.

/s/ Nerys A. Williams
Notary Public

My Commission Expires:	April 16, 2016

POWER OF ATTORNEY

WHEREAS, Context Capital Funds (the “Trust”), a Delaware statutory trust organized under the laws of the State of Delaware, periodically files proxy statements and amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust.

NOW THEREFORE, the undersigned hereby constitutes and appoints David Bunstine his true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to any proxy statement, registration statement, or to any amendment thereto, filed with the Securities and Exchange Commission with respect to the shares of beneficial interest of the Trust and to any instrument or document filed as part of, as an exhibit to, or in connection with any such proxy statement, registration statement, or any amendment thereto.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of February, 2016.

/s/ Stephen M. Wynee
Stephen M. Wynee
Trustee

STATE OF Pennsylvania	)
) ss:
COUNTY OF Montgomery	)

Before me, a Notary Public in and for said county and state, personally appeared Stephen M. Wynne, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for purposes therein expressed.

WITNESS my hand and official seal this 12 day of February, 2016.

/s/ Nerys A. Williams
Notary Public

My Commission Expires:	April 16, 2016